UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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EMCOR GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! EMCOR GROUP, INC. 2021 Annual Meeting Vote by June 9, 2021 11:59 PM ET EMCOR GROUP, INC. 301 MERRITT SEVEN, 6TH FLOOR NORWALK, CT 06851 D49746-P52544 You invested in EMCOR GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 10, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote in Person or Virtually at the Meeting* June 10, 2021 10:00 A.M. Eastern Time Smartphone users Point your camera here and vote without entering a control number 301 Merritt Seven Norwalk, Connecticut 06851 www.virtualshareholdermeeting.com/EME2021 *Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of Directors Nominees: 1a. John W. Altmeyer For 1b. Anthony J. Guzzi For 1c. Ronald L. Johnson For 1d. David H. Laidley For 1e. Carol P. Lowe For 1f. M. Kevin McEvoy For 1g. William P. Reid For 1h. Steven B. Schwarzwaelder For 1i. Robin Walker-Lee For 2. Approval, by non-binding advisory vote, of named executive compensation. For 3. Ratification of the appointment of Ernst & Young LLP as independent auditors for 2021. For 4. Stockholder proposal regarding written consent. Against NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D49747-P52544